Exhibit 99.1

For Further Information:

Steven Fitzpatrick, Investor Relations

SFitzpatrick@UniversalLogistics.com

Universal Logistics Holdings, Inc. Announces First Quarter 2017 Earnings Release and Conference Call Dates and Provides Outlook

Warren, MI – April 5, 2017 — Universal Logistics Holdings, Inc. (NASDAQ: ULH) announced today the planned release of first quarter 2017 financial results on Thursday, April 27, 2017, immediately prior to the beginning of its annual shareholders meeting at 10:00 a.m. ET.

Based on currently available information, Universal expects to report income from operations in the range of $7.0 million to $8.5 million, on total operating revenues anticipated to range from $280 million to $285 million.  This compares to $13.9 million of operating income in the first quarter of 2016 on revenues totaling $260.4 million.  Universal anticipates earnings per diluted share to be in the range of $0.11 to $0.14 for the first quarter of 2017, compared to $0.26 per share in first quarter 2016.

“We’re seeing top-line revenue growth in many of our service categories, and expect that trend to continue throughout the year,” stated Universal’s Chief Executive Officer, Jeff Rogers.  “Our focus remains on improving margins, particularly at our large value-added programs where there is a great deal of opportunity right in front of us.  I anticipate we’ll have a couple challenging quarters as we work through the launch phases of two major value-added programs, and that our operating results will likely continue to be adversely impacted by our operations supporting heavy-truck.  I expect those factors to level out by the second half of the year and, at the same time, we should start to experience price increases in our transportation businesses due to tightening capacity.  As we work through our near-term challenges, we remain committed to providing outstanding service to our customers and delivering profitable growth.”

Quarterly Earnings Conference Call Dial-in Details

We invite investors and analysts to our quarterly earnings conference call:

Time:	10:00 AM ET
Date:	Friday, April 28, 2017
Call Toll Free:	(866) 622-0924
International Dial-in:	+1 (660) 422-4956
Conference ID:	90135326

During the call, Jeff Rogers, Chief Executive Officer, Jude Beres, Chief Financial Officer, and Steven Fitzpatrick, Vice President of Finance and Investor Relations, will discuss Universal’s first quarter 2017 financial performance, the demand outlook in our key markets and other trends impacting our business.

A replay of the conference call will be available beginning two hours after the call through May 26, 2017, by calling (855) 859-2056 (toll free) or +1 (404) 537-3406 (toll) and using conference ID 90135326. The call will also be available on investors.universallogistics.com.

About Universal

Universal Logistics Holdings, Inc. is a leading asset-light provider of customized transportation and logistics solutions throughout the United States, and in Mexico, Canada and Colombia.  We provide our customers with supply chain solutions that can be scaled to meet their changing demands and volumes.  We offer our customers a broad array of services across their entire supply chain, including truckload, brokerage, dedicated, intermodal, and value-added services.

Forward Looking Statements

Some of the statements contained in this press release might be considered forward-looking statements. These statements identify prospective information. Forward-looking statements can be identified by words such as: “expect,” “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “future,” “likely,” “may,” “should” and similar references to future periods. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to income from operations, total operating revenues, and earnings per diluted share. These forward-looking statements are subject to a number of factors that may cause actual results to differ materially from the expectations described. Additional information about the factors that may adversely affect these forward-looking statements is contained in the Company’s reports and filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information except to the extent required by applicable securities laws.